SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549


                                    FORM 8-K




              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




          Date of Report (Date of earliest event reported)    May 3, 2000
                                                           -----------------



                           Winnebago Industries, Inc.
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             (Exact name of registrant as specified in its charter)







              Iowa                        1-6403               42-0803978
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(State or other jurisdiction of      (Commission File       (I.R.S. Employer
        incorporation)                    Number)          Identification No.)




P.O. Box 152, Forest City, Iowa                                           50436
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(Address of principal executive offices)                              (Zip Code)



 Registrant's telephone number, including area code    (515) 582-3535
                                                    ---------------------

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ITEM 5. OTHER EVENTS

         Pursuant to Instruction F to Form 8-K, the information contained in the press release filed as Exhibit 20.1 hereto is hereby incorporated by reference in answer to Item 5 of this Form 8-K.


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


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       WINNEBAGO INDUSTRIES, INC.


Date:  May 10, 2000                    By        /S/ BRUCE D. HERTZKE
                                          --------------------------------------
                                                     Bruce D. Hertzke
                                          Chairman of the Board, Chief Executive
                                                  Officer and President


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


                                  EXHIBIT INDEX



EXHIBIT                                                             SEQUENTIALLY
NUMBER                        DESCRIPTION OF EXHIBIT               NUMBERED PAGE

  4.1         Winnebago Industries, Inc. Rights Plan Agreement,
              dated as of May 3, 2000, between Winnebago
              Industries, Inc. and Norwest Bank Minnesota, N.A.,
              as Rights Agent, together with Exhibits thereto.........

  4.2         Certificate of Designations of Series A Preferred
              Stock of Winnebago Industries, Inc. (Pursuant to
              Section 490.602 of the Iowa Business Corporation
              Act)....................................................

  20.1        Press release dated May 8, 2000, relating to the
              adoption of the Winnebago Industries, Inc. Rights
              Plan Agreement..........................................


                                       E-1